Exhibit 4.2


NUMBER                      VIPER MOTORCYCLE COMPANY                     SHARES
------        INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA      -------


                                                            SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

                                                              CUSIP 92762U 10 8


This Certifies that


is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK
                          OF NO PAR VALUE PER SHARE OF
---------------------------VIPER MOTORCYCLE COMPANY-----------------------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION OF THE CORPORATION AS NOW OR HEREAFTER AMENDED (A COPY OF WHICH ARTICLES ARE ON
FILE) TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HERE-OF ASSENTS.

     WITNESS THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

     DATED:




          SECRETARY                                      CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
CONTENTIAL STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY                                                          AUTHORIZED SIGNATURE

THE BOARD OF DIRECTORS OF THE CORPORATION HAS THE AUTHORITY TO ISSUE SHARES OF UNDESIGNATED STOCK WITHOUT SHAREHOLDER APPROVAL. THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED TO ESTABLISH ADDITIONAL CLASSES OR SERIES OF SHARES AND TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUCH CLASS OR SERIES. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST MADE TO THE SECRETARY OF THE CORPORATION AND WITHOUT CHARGE A FULL STATEMENT (A) OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, INSOFAR AS THE SAME HAVE BEEN DETERMINED, AND (B) OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASS OR SERIES.
--------------------------------------------------------------------------------

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UTMA -             Custodian
                                             ------------          -------------
                                                (Cust)                (Minor)
TEN ENT - as tenants by entireties              under Uniform Transfer to Minors
                                            Act
                                                --------------------------------
                                                            (State)
JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

    Additional abbreviations may also be used through not in the above list.

--------------------------------------------------------------------------------

For value received _______ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
        ------------------------------


        ------------------------------


--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------
                                                                   Shares of the
------------------------------------------------------------------
capital stock represented by the within  Certificate,  and do hereby irrevocably
constitute  and appoint                                              Attorney to
                        --------------------------------------------
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                        ----------------------------------------

                                        ----------------------------------------
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON  THE  FACE  OF THE  CERTIFICATE  IN
                                        EVERY PARTICULAR  WITHOUT  ALTERATION OR
                                        ENLARGEMENT  OR  ANY  CHANGE   WHATEVER.


SIGNATURE GUARANTEED

------------------------------------------
 ALL   GUARANTEES   MUST  BE  MADE  BY  A
 FINANCIAL INSTITUTION (SUCH AS A BANK OR
 BROKER)  WHICH IS A  PARTICIPANT  IN THE
 SECURITIES   TRANSFER  AGENTS  MEDALLION
 PROGRAM  ("STAMP"),  THE NEW YORK  STOCK
 EXCHANGE,   INC.   MEDALLION   SIGNATURE
 PROGRAM ("MSP"),  OR THE STOCK EXCHANGES
 MEDALLION  ROGRAM  ("SEMP") AND MUST NOT
 BE DATED,  GUARANTEES BY A NOTARY PUBLIC
 ARE NOT ACCEPTABLE.
------------------------------------------